UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2020

Blackbaud, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50600	11-2617163
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)
65 Fairchild Street, Charleston, South Carolina 29492
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (843) 216-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.001 Par Value	BLKB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
As previously reported, on June 17, 2020, BBHQ1, LLC (the “Purchaser”), a Delaware limited liability company and an indirect wholly owned subsidiary of Blackbaud, Inc. (“Blackbaud” or the “Company”), entered into a binding Purchase and Sale Agreement, as subsequently amended by a First Amendment to the Purchase and Sale Agreement, dated July 8, 2020, and a Second Amendment to the Purchase and Sale Agreement, dated July 21, 2020 (collectively, the “PSA”) with HPBB1, LLC, a Georgia limited liability company (the “Seller”), for the purchase and sale of the building, fixtures and other improvements and the parcels of land constituting Phase One and Phase Two of Blackbaud’s headquarters facility and campus (the “Headquarters Facility”) on Daniel Island, Charleston, South Carolina (the “Transaction”). The Transaction was completed in accordance with the PSA on August 13, 2020.
At the closing of the Transaction, the Purchaser paid the Seller a total purchase price consisting of:
(a) The assumption by the Purchaser of the Seller’s obligations under (i) that certain 5.12% Senior Secured Note, Series A1, in the outstanding principal amount of $49,063,589.12, dated May 2, 2018, from Seller and payable to Wells Fargo Bank Northwest, National Association, as Trustee (the “Trustee”), for the registered certificate holders of the CTL Pass-Through Trust, Series 2018 (Blackbaud) (the “Lender”), and (ii) that certain 5.61% Senior Secured Note, Series A2, in the outstanding principal amount of $12,000,000.00, dated May 2, 2018, from Seller and payable to Lender, or an aggregate payment of $61,063,589.12 (collectively, the “Existing Notes”), and
(b) Payment by the Purchaser of cash in the amount of $15,208,895.54 (the “Cash Portion of the Purchase Price”), and certain lender fees, closing costs, adjustments and prorations as set forth in the PSA.
Each of the Existing Notes provides that the Purchaser will pay to the holder thereof the remaining principal amount due thereunder, as specified above, together with interest thereon at the rate indicated above, in monthly installments until it matures on April 15, 2038. The Existing Notes are secured by a first priority lien on the real property constituting Phase One of the Headquarters Facility.
The assignment and assumption of the Existing Notes was effected pursuant to an Omnibus Amendment, Limited Release and Assignment and Assumption Agreement, dated August 13, 2020, among the Purchaser, the Seller and the Trustee (the “Omnibus Agreement”). In addition:
(a) the Seller was released by the Lender from certain obligations under the Existing Notes,
(b) subsequent to the initial conveyance of the Headquarters Facility to Purchaser, the undeveloped real property constituting Phase Two of the Headquarters Facility under the Lease (as defined below), which served as collateral under the Existing Loan, was released and deeded by Purchaser to Blackbaud, and
(c) the Seller assigned to the Purchaser, and the Purchaser assumed from the Seller, all of the Seller’s rights, title and interests in and to, and obligations under that certain lease of the Headquarters Facility pursuant to a Lease Agreement, dated May 16, 2016 by and between the Seller and Blackbaud, as amended by a First Amendment to Lease Agreement dated August 22, 2016, a Second Amendment to Lease Agreement dated May 18, 2017, a Third Amendment to Lease Agreement dated December 11, 2017, a Fourth Amendment to Lease Agreement dated February 28, 2018, a Fifth Amendment to Lease Agreement dated February 18, 2020, a Sixth Amendment to Lease Agreement dated March 17, 2020, a Seventh Amendment to Lease Agreement dated April 14, 2020, an Eighth Amendment to Lease Agreement dated May 26, 2020, a Ninth Amendment to Lease Agreement dated June 8, 2020, a Tenth Amendment to Lease Agreement dated June 26, 2020, and as supplemented by a Letter Agreement dated September 6, 2016 (collectively, the “Lease”). Subsequent to the initial conveyance of the Headquarters Facility and assignment of the Lease to Purchaser, Blackbaud and Purchaser further amended the Lease pursuant to an Eleventh Amendment to Lease Agreement dated August 13, 2020.
In addition, BB Real Property Development, LLC, a Delaware limited liability company, the owner of all ownership interests in the Purchaser and a wholly owned subsidiary of Blackbaud (the "Guarantor") entered into an Indemnity and Guaranty Agreement, dated as of August 13, 2020, with the Trustee pursuant to which it guaranties certain of the Purchaser’s obligations under the Existing Notes and agreed to indemnify the Purchaser against certain costs related thereto and Purchaser and Guarantor entered into a Hazardous Material Indemnity Agreement in which Purchaser and Guarantor agreed to indemnify the Trustee for potential violation of environmental laws or the presence of hazardous materials at the Headquarters Facility.

Also at the closing and in addition to the Purchase Price, the Seller assigned to the Purchaser all of its right, title and interest in and to all amounts then held as reserve or escrow deposits by the Lender under the Existing Notes (the “Deposits”), and the Purchaser reimbursed the Seller the amount of $630,723.32, which was less than the balance of the Deposits but subject to the limitation on such reimbursement under the PSA, whereupon the Deposits became the property of the Purchaser.
Payment of the Cash Portion of the Purchase Price, the Deposits and Transaction closing costs in the aggregate amount of $16,689,530.82 was funded by borrowings from the Company’s revolving credit loan under its senior secured credit facility (the “Credit Facility”). Summaries of the terms of the credit facility and related agreements are more fully described in the Company’s Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on June 5, 2017, as well as the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019 filed by the Company with the SEC on February 20, 2020.

Item 8.01. Other Events.
As described in Item 2.03 of this Current Report on Form 8-K, above, and the Company’s Current Report on Form 8-K filed by the Company with the SEC on June 17, 2020, on August 13, 2020, Blackbaud and the Purchaser completed the Transaction in accordance with the terms of the PSA and as previously disclosed.
The foregoing description of the terms of the PSA and related documents does not purport to be complete and is qualified in its entirety by reference to the PSA, which the Company filed as an exhibit to its Quarterly Report on Form 10-Q for the quarter ended June 30, 2020 filed by the Company with the SEC on August 4, 2020.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are filed with this current report:

Exhibit No.	Description
101.INS	Inline XBRL Instance Document - the Instance Document does not appear in the interactive data file because its XBRL tags are embedded within the Inline XBRL Document.
101.SCH	Inline XBRL Taxonomy Extension Schema Document.
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKBAUD, INC.

Date:	August 19, 2020	/s/ Anthony W. Boor
Anthony W. Boor
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)